UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 25, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-04             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 27, 2004      By: /s/  Thomas Venusti
                          --------------------------------------------
                          Thomas Venusti
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2004




                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2004-BC1
                                Statement to Certificate Holders
                                      October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      215,128,000.00    182,497,643.72    11,845,575.94     292,401.78    12,137,977.72     0.00      0.00      170,652,067.78
A1B       11,322,000.00     11,322,000.00             0.00      19,901.56        19,901.56     0.00      0.00       11,322,000.00
A2       206,675,000.00    173,367,834.26     6,436,258.61     279,122.21     6,715,380.82     0.00      0.00      166,931,575.65
M1        34,125,000.00     34,125,000.00             0.00      62,372.92        62,372.92     0.00      0.00       34,125,000.00
M2        27,563,000.00     27,563,000.00             0.00      62,384.26        62,384.26     0.00      0.00       27,563,000.00
M3         9,188,000.00      9,188,000.00             0.00      22,439.14        22,439.14     0.00      0.00        9,188,000.00
B1        14,438,000.00     14,438,000.00             0.00      39,752.63        39,752.63     0.00      0.00       14,438,000.00
B2         6,561,000.00      6,561,000.00             0.00      23,422.77        23,422.77     0.00      0.00        6,561,000.00
R                100.00              0.00             0.00           0.00             0.00     0.00      0.00                0.00
C                  0.00              0.00             0.00   1,232,724.42     1,232,724.42     0.00      0.00                0.00
P                  0.00              0.00             0.00     539,943.75       539,943.75     0.00      0.00                0.00
TOTALS   525,000,100.00    459,062,477.98    18,281,834.55   2,574,465.44    20,856,299.99     0.00      0.00      440,780,643.43

X        525,000,000.00    330,360,884.79             0.00     550,601.47       550,601.47     0.00      0.00      305,809,558.80
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A      84751PBV0       848.32120282   55.06292040     1.35919908     56.42211948          793.25828242      A1A        2.060000 %
A1B      84751PBW8     1,000.00000000    0.00000000     1.75777778      1.75777778        1,000.00000000      A1B        2.260000 %
A2       84751PBX6       838.84279308   31.14193110     1.35053688     32.49246798          807.70086198      A2         2.070000 %
M1       84751PBZ1     1,000.00000000    0.00000000     1.82777788      1.82777788        1,000.00000000      M1         2.350000 %
M2       84751PCA5     1,000.00000000    0.00000000     2.26333345      2.26333345        1,000.00000000      M2         2.910000 %
M3       84751PCB3     1,000.00000000    0.00000000     2.44222246      2.44222246        1,000.00000000      M3         3.140000 %
B1       84751PCC1     1,000.00000000    0.00000000     2.75333356      2.75333356        1,000.00000000      B1         3.540000 %
B2       84751PCD9     1,000.00000000    0.00000000     3.57000000      3.57000000        1,000.00000000      B2         4.590000 %
R        84751PCE7         0.00000000    0.00000000     0.00000000      0.00000000            0.00000000      R          2.060000 %
TOTALS                   874.40455341   34.82253537     4.90374276     39.72627813          839.58201804

X        84751PBY4       629.25882817    0.00000000     1.04876470      1.04876470          582.49439771      X          2.000000 %
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)                   Scheduled Principal                                                           384,930.23
                                     Principal Prepayments                                                      17,896,904.32
                                     Group 1 Repurchased Principal                                                       0.00
                                     Group 2 Repurchased Principal                                                       0.00
                                     Extra Principal Distribution Amount                                                 0.00
                                     Prepayment Penalties                                                          539,943.75

Section 4.05(a)(v)                   Total Beginning Number of Loans                                                    3,000
                                     Total Beginning Collateral Balance                                        459,071,215.23
                                     Total Ending Number of Loans                                                       2,904
                                     Total Ending Collateral Balance                                           440,789,380.68

Section 4.05(a)(v)                   Group 1 Beginning Number of Loans                                                  1,612
                                     Group 1 Beginning Collateral Balance                                      244,790,150.53
                                     Group 1 Ending Number of Loans                                                     1,550
                                     Group 1 Ending Collateral Balance                                         232,944,574.59

Section 4.05(a)(v)                   Group 2 Beginning Number of Loans                                                  1,388
                                     Group 2 Beginning Collateral Balance                                      214,281,064.70
                                     Group 2 Ending Number of Loans                                                     1,354
                                     Group 2 Ending Collateral Balance                                         207,844,806.09

Section 4.05(a)                      O/C Amount                                                                      8,737.25
                                     Targeted O/C Amount                                                         5,512,593.00
                                     O/C Deficiency Amount                                                       5,512,593.00
                                     O/C Release Amount                                                                  0.00
                                     Monthly Excess Interest                                                     1,232,724.42
                                     Monthly Excess Cash Flow Amount                                             1,232,724.42
Section 4.05(a)(vi)                  Servicing Fee                                                                 191,168.99

Section 4.05(a)(viii)                Current Advances                                                                    0.00

Section 4.05(a)(ix)                  Cumulative Realized Loss Amount                                                     0.00

                                     Cumulative Class M1 Applied Realized Loss Amount                                    0.00
                                     Cumulative Class M2 Applied Realized Loss Amount                                    0.00
                                     Cumulative Class M3 Applied Realized Loss Amount                                    0.00
                                     Cumulative Class B1 Applied Realized Loss Amount                                    0.00
                                     Cumulative Class B2 Applied Realized Loss Amount                                    0.00

Section 4.05(a)(x)                   Current Realized Loss Amount                                                        0.00
                                     Current Class M1 Applied Realized Loss Amount                                       0.00
                                     Current Class M2 Applied Realized Loss Amount                                       0.00
                                     Current Class M3 Applied Realized Loss Amount                                       0.00
                                     Current Class B1 Applied Realized Loss Amount                                       0.00
                                     Current Class B2 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(xi)                                                             Loans Delinquent
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        55             8,810,956.68                  3.78 %
                                              2 Month                        14             1,906,157.47                  0.82 %
                                              3 Month                        22             3,215,828.55                  1.38 %
                                              Total                      91                13,932,942.70                  5.98 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        34             4,782,512.64                  2.30 %
                                              2 Month                        17             1,826,965.11                  0.88 %
                                              3 Month                        26             4,306,678.33                  2.07 %
                                               Total                         77            10,916,156.08                  5.25 %

                                              Please Note: Delinquency Figures Include Bankruptcies and Foreclosures


Section 4.05(a)(xi)                                                Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         7            1,120,886.45                  0.48 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        14            2,501,719.06                  1.20 %

Section 4.05(a)(xi)                                                Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         1              110,936.87                  0.05 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         2              489,055.37                  0.24 %

Section 4.05(a)(xiii)                                              Loans in REO
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         1              317,831.03                  0.14 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                         1               93,664.48                  0.05 %

Section 4.05(a)(xv)                  Has the Step Down Trigger Occurred?                                                          NO

                                     Rolling 3 Month Prior Delinquency Percentage                                           2.2395 %

                                     Cumulative Realized Losses as a Percentage of Original Collateral Balance              0.0000 %

Section 4.05(a)(xvi)                 Class A1A Interest Carryforward Amount                                                     0.00
                                     Class A1B Interest Carryforward Amount                                                     0.00
                                     Class A2 Interest Carryforward Amount                                                      0.00
                                     Class M1 Interest Carryforward Amount                                                      0.00
                                     Class M2 Interest Carryforward Amount                                                      0.00
                                     Class M3 Interest Carryforward Amount                                                      0.00
                                     Class B1 Interest Carryforward Amount                                                      0.00
                                     Class B2 Interest Carryforward Amount                                                      0.00
                                     Class R Interest Carryforward Amount                                                       0.00

Section 4.05(a)(xvii)                Class A1A Interest Carryover Amount Paid                                                   0.00
                                     Class A1B Interest Carryover Amount Paid                                                   0.00
                                     Class A2 Interest Carryover Amount Paid                                                    0.00
                                     Class M1 Interest Carryover Amount Paid                                                    0.00
                                     Class M2 Interest Carryover Amount Paid                                                    0.00
                                     Class M3 Interest Carryover Amount Paid                                                    0.00
                                     Class B1 Interest Carryover Amount Paid                                                    0.00
                                     Class B2 Interest Carryover Amount Paid                                                    0.00
                                     Class R Interest Carryover Amount Paid                                                     0.00

Section 4.05(a)(xx)                  Credit Risk Manager Fee Paid                                                           5,738.39

Section 4.05(a)                      Weighted Average Mortgage Rate for All Loans                                           7.2722 %

                                     Weighted Average Term to Maturity Group 1                                                   343
                                     Weighted Average Term to Maturity Group 2                                                   340

Section 4.05(a)                      Total Class Interest Accrual Relief Act Reduction                                          0.00
                                     Class A1A Interest Accrual Relief Act Reduction                                            0.00
                                     Class A1B Interest Accrual Relief Act Reduction                                            0.00
                                     Class A2 Interest Accrual Relief Act Reduction                                             0.00
                                     Class M1 Interest Accrual Relief Act Reduction                                             0.00
                                     Class M2 Interest Accrual Relief Act Reduction                                             0.00
                                     Class M3 Interest Accrual Relief Act Reduction                                             0.00
                                     Class B1 Interest Accrual Relief Act Reduction                                             0.00
                                     Class B2 Interest Accrual Relief Act Reduction                                             0.00
                                     Class R Interest Accrual Relief Act Reduction                                              0.00

Section 4.05(a)                      Net Prepayment Interest Shortfalls                                                         0.00
                                     Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                     Class A1B Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                     Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                     Class R Interest Accrual Prepayment Interest Shortfall Reduction                           0.00


                                     Beginning Cap Contract Balance                                                   477,901,407.90
                                     Current Period Cap Contract Amount                                                         0.00
                                     Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                          0.00
                                     Cap Contract Amount Paid to C Class                                                        0.00
                                     Ending Cap Contract Balance                                                      466,628,617.08

Section 4.05(a)                      Class A1A Interest Carryover Amount                                                        0.00
                                     Class A1A Unpaid Interest Carryover Amount                                                 0.00

Section 4.05(a)                      Class A1B Interest Carryover Amount                                                        0.00
                                     Class A1B Unpaid Interest Carryover Amount                                                 0.00

Section 4.05(a)                      Class A2 Interest Carryover Amount                                                         0.00
                                     Class A2 Unpaid Interest Carryover Amount                                                  0.00

                                     Class M1 Interest Carryover Amount                                                         0.00
                                     Class M1 Unpaid Interest Carryover Amount                                                  0.00

                                     Class M2 Interest Carryover Amount                                                         0.00
                                     Class M2 Unpaid Interest Carryover Amount                                                  0.00

                                     Class M3 Interest Carryover Amount                                                         0.00
                                     Class M3 Unpaid Interest Carryover Amount                                                  0.00

                                     Class B1 Interest Carryover Amount                                                         0.00
                                     Class B1 Unpaid Interest Carryover Amount                                                  0.00

                                     Class B2 Interest Carryover Amount                                                         0.00
                                     Class B2 Unpaid Interest Carryover Amount                                                  0.00

                                     Class R Interest Carryover Amount                                                          0.00
                                     Class R Unpaid Interest Carryover Amount                                                   0.00

Section 4.05(a)                      Available Funds                                                                   20,866,957.71
                                     Interest Remittance Amount                                                         2,585,123.16
                                     Principal Remittance Amount                                                       18,281,834.55

Sec 4.06(ii) Class C Distributable Amount                                                                               1,232,724.42

Interest Earnings on Certificate Account Paid to Seller                                                                     3,805.54

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.